Exhibit 10.25

Spousal Consent

The undersigned, Li Xia, a People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.:            , is the lawful spouse of Chen Xiangyu, a PRC citizen with PRC Identification Card No.:            . I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Chen Xiangyu on November 29, 2013, and the disposal of the equity interests of Beijing ChuangmengWuxian Technology Co., Ltd. (“Beijing Chuangmeng”) held by Chen Xiangyu and registered in his name according to the following documents:

(1)	The Equity Interest Pledge Agreement entered into between Chuangmeng Wuxian (Beijing) Information & Technology Co., Ltd. (hereinafter referred to as the “WFOE”) and Beijing Chuangmeng;

(2)	The Exclusive Option Agreement entered into between the WFOE and Beijing Chuangmeng;

(3)	The Power of Attorney executed by Chen Xiangyu.

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Chuangmeng which are held by Chen Xiangyu. I hereby further confirm that Chen Xiangyu can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).

I hereby agree and undertake that if I obtain any equity interests of Beijing Chuangmeng which are held by Chen Xiangyu for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Chuangmeng as of April 19, 2012 (the “Exclusive Business Cooperation Agreement”) (as may be amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Chuangmeng. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and the Exclusive Business Cooperation Agreement (as may be amended from time to time).

/s/ Li Xia

Date: November 29, 2013

Spousal Consent

The undersigned, Yao Xue, a People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.:            , is the lawful spouse of Guan Song, a PRC citizen with PRC Identification Card No.:            . I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Guan Song on November 29, 2013, and the disposal of the equity interests of Beijing Chuangmeng Wuxian Technology Co., Ltd. (“Beijing Chuangmeng”) held by Guan Song and registered in his name according to the following documents:

(1)	The Equity Interest Pledge Agreement entered into between Chuangmeng Wuxian (Beijing) Information & Technology Co., Ltd. (hereinafter referred to as the “WFOE”) and Beijing Chuangmeng;

(2)	The Exclusive Option Agreement entered into between the WFOE and Beijing Chuangmeng;

(3)	The Power of Attorney executed by Guan Song.

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Chuangmeng which are held by Guan Song. I hereby further confirm that Guan Song can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).

I hereby agree and undertake that if I obtain any equity interests of Beijing Chuangmeng which are held by Guan Song for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Chuangmeng as of April 19, 2012 (the “Exclusive Business Cooperation Agreement”) (as may be amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Chuangmeng. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and the Exclusive Business Cooperation Agreement (as may be amended from time to time).

/s/ Yao Xue

Date: November 29, 2013